                                                                    Exhibit 9(f)

                                                           Dated: March 17, 1998


                                   SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund

                                         ASO SERVICES COMPANY

                                         By: /s/ J. David Huber
                                             --------------------------
                                         Title:
                                                -----------------------

                                         BISYS FUND SERVICES LIMITED
                                            PARTNERSHIP

                                         By:  BISYS Fund Services, Inc.,
                                                General Partner

                                         By:  /s/ J. David Huber
                                             --------------------------
                                         Title:
                                                -----------------------

                                                                    Exhibit 9(f)

                                                           Dated: March 17, 1998


                                   SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES

Name of Fund                                 Compensation*
------------                                 -------------

AmSouth Prime Obligations Fund               Such percentage of ASO's
AmSouth U.S. Treasury Fund                   compensation received pursuant to
AmSouth Tax Exempt Fund                      the Management and Administration
AmSouth Equity Fund                          Agreement with the Trust as shall
AmSouth Regional Equity Fund                 be agreed upon from time to time
AmSouth Balanced Fund                        between the parties.
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund


                                       ASO SERVICES COMPANY

                                       By: /s/ J. David Huber
                                           ----------------------------
                                       Title:
                                              -------------------------

                                       BISYS FUND SERVICES LIMITED
                                         PARTNERSHIP

                                       By:  BISYS Fund Services, Inc.,
                                       General Partner

                                       By: /s/ J. David Huber
                                           ----------------------------
                                       Title:
                                              -------------------------

------------------
     *All fees are computed daily and paid periodically